Exhibit 99.1 Investor Presentation 2Q24 - Confidential -

Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially and adversely affect actual results, including statements regarding GEO’s financial guidance for the full year, third quarter, and fourth quarter of 2024, statements regarding GEO’s focus on reducing net debt, deleveraging its balance sheet, positioning itself to explore options to return capital to shareholders in the future, and pursuing a disciplined allocation of capital to enhance long-term value for shareholders, executing on GEO’s strategic priorities, and pursuing quality growth opportunities. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” or “continue” or the negative of such words and similar expressions. Risks and uncertainties that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2024 given the various risks to which its business is exposed; (2) GEO’s ability to deleverage and repay, refinance or otherwise address its debt maturities in an amount and on terms commercially acceptable to GEO, and on the timeline it expects or at all; (3) GEO’s ability to identify and successfully complete any potential sales of company-owned assets and businesses or potential acquisitions of assets or businesses on commercially advantageous terms on a timely basis, or at all; (4) changes in federal and state government policy, orders, directives, legislation and regulations that affect public-private partnerships with respect to secure, correctional and detention facilities, processing centers and reentry centers, including the timing and scope of implementation of President Biden's Executive Order directing the U.S. Attorney General not to renew the U.S. Department of Justice contracts with privately operated criminal detention facilities; (5) changes in federal immigration policy; (6) public and political opposition to the use of public-private partnerships with respect to secure correctional and detention facilities, processing centers and reentry centers; (7) any continuing impact of the COVID-19 global pandemic on GEO and GEO's ability to mitigate the risks associated with COVID-19; (8) GEO’s ability to sustain or improve company-wide occupancy rates at its facilities; (9) fluctuations in GEO’s operating results, including as a result of contract terminations, contract renegotiations, changes in occupancy levels and increases in GEO’s operating costs; (10) general economic and market conditions, including changes to governmental budgets and its impact on new contract terms, contract renewals, renegotiations, per diem rates, fixed payment provisions, and occupancy levels; (11) GEO’s ability to address inflationary pressures related to labor related expenses and other operating costs; (12) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (13) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (14) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (15) GEO’s ability to successfully pursue growth opportunities and continue to create shareholder value; (16) GEO’s ability to obtain financing or access the capital markets in the future on acceptable terms or at all; and (17) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports, many of which are difficult to predict and outside of GEO’s control. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA and other non-GAAP financial measures such as Net Debt and Net Leverage. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s financial results in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. 1

Highlights - Attractive Investment Characteristics Second Quarter Highlights - 2Q24 Revenue of $607.2 Million - 2Q24 Adjusted Net Income of $30.1 Million - 2Q24 Adjusted EBITDA of $119.3 Million - 2Q24 results reflect higher revenues driven by higher occupancy levels at our USMS and ICE facilities, as well as higher revenues in our non-residential services, transportation, and international segments Successful Debt Refinancing - Completed $1.7 Billion Debt Refinancing in April 2024 - Continue to focus on further reducing net debt Attractive Equity Valuation - Attractive equity valuation compared to peer group and similar diversified services companies. - GEO stock currently trading at approximately 7x Enterprise Value to Adjusted EBITDA and at approximately 12% Free Cash Flow Yield 3

GEO is the Leading Diversified Secure and Community Reentry Services with a 40% share of the market Revenues Employees Facility Bed Capacity $2.41B 81,000 78,500 Beds Beds $1.90B 18,000 70,200 Employees 57,000 11,000 Employees GEO CoreCivic GEO CoreCivic GEO CoreCivic Owned/Leased Managed Only 4 * Based on total beds including idle and under development for U.S. headquartered companies only Figures are an approximation based on company disclosures and websites

Financial Highlights Revenues ($ in millions) Net Income ($ in millions) $3,000 $200 $171.7 $2,413.2 $2,440 .0 $2,376.7 $2,500 $2,256.6 $150 $2,000 $107.2 $1,500 $100 $77.2 $62.5* $1,000 $50 $500 $- $- 2021 2022 2023 2024E 2021 2022 2023 2024E *Reflects $82.4 million pre-tax Loss on Extinguishment of Debt in 2Q2024 as a result of GEO’s April 2024 debt refinancing. Adjusted EBITDA ($ in millions) $600 $539.2 $507.2 $495 .0 $500 $467.0 $400 $300 $200 5 2021 2022 2023 2024E * 2024E Based on Mid-point of FY2024 Financial Guidance issued on August 7, 2024

Cash and Debt Balances Consolidated Debt Cash and Marketable Securities ($ in billions) ($ in millions) $126.5 $1,814 $1,800 $46.3 1Q24 2Q24 1Q24 2Q24 In the second quarter, we exchanged and retired substantially all of the $230 6 million dollars of our convertible notes

Company Overview 7

Company History Ø Founded in 1984 Ø Initial Public Offering (IPO) in 1994 Ø Listed on NYSE in 1996 Ø Included in Major Indexes: Ø S&P 600 Ø Russell 2000 Ø 18,000+ Employees 8

Diversified Government Service Provider Ø Secure Residential Care § ICE Processing Centers § USMS Detention Facilities § State Correctional and Rehabilitation Facilities Ø Non-Secure Residential Care § Residential Reentry Centers/Halfway Houses Ø Non-Residential Services § Day Reporting Centers § Electronic Monitoring Ø Services provided in US, Australia, UK, and South Africa 9

10

Diversified U.S. Facility Footprint 49 GEO Secure Services Facilities 39 GEO Care Residential Facilities 8 Leased/Not Managed Facilities 11

International Services 4 International Facilities 12

Valuable, Difficult to Replace Real Estate § $6.5 billion: Estimated replacement value of owned beds § 17.3 Million Sq. Ft. owned and/or managed § 57,000 Owned/Leased Beds Karnes County Immigration § Economic Useful Life: 75+ Years Processing Center, TX § Newer Facility Assets = 21-Year Avg. Age § Difficult to Replace = High Barriers to Entry • Difficult permitting and zoning Riverbend Correctional & Rehabilitation Facility, GA • Long development lead times • High Capital Requirements § Minimum targeted ROI of 13-15% Taylor Street Halfway House, CA 13

Segment Trends 14

Segment Trends USMS ICE Ø Continued Capacity Needs Ø U.S. Southwest Border Crossings Ø Facilities strategically located Ø Alternatives To Detention Program to support USMS needs Demand for Diversified Government Services Reentry Services State Correctional Agencies Ø Available capacity at existing Ø Aging State prison infrastructure residential reentry centers Ø Correctional Staffing challenges Ø Growth in Non-Residential Programs 15

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT U.S. Southwest Border Alternatives To Detention Reentry Crossings Program Services AUG2023 - YTD2024 Program Participants JUNE23 - YTD2024 Southwest Land Border 200,000 On Technology Monitoring Encounters 195K 195K 194K 194K 350,000 195,000 301K 190K 190K 300,000 190,000 270K 187K 184K 184K 242K 184K 241K 185,000 250,000 233K 180K 190K 189K 180,000 200,000 184K 177K 179K 176K 170K 175K 145K 175,000 150,000 130K 170,000 100,000 165,000 50,000 160,000 - Source: U.S. Customs and Border Protection FY Source: TRAC Alternatives to Detention Data Southwest Land Border Encounters by Month (trac.syr.edu/immigration/detentionstats/atd_pop_table.html) (cbp.gov/newsroom/stats/southwest-land-border- 16 and ICE Data (ice.gov/detain/detention-management) encounters)

U.S. Immigration and Customs Enforcement UNSUPERVISED INTENSTIVE SUPERVISION NON-DETAINED DOCKET APPEARANCE PROGRAM 2 7,000,000 (ISAP) PARTICIPANTS 3 175,000 41.67% 1.10% 1.34% DETAINED TOTAL ALIEN 3 37,000 POPULATION 1.34% 0.25% 1 16.8M 56.99% GOTAWAYS/OVERSTAYS/OTHER 9,574,500 Sources: 1) https://www.fairus.org/sites/default/files/2023-06/2023%20Illegal%20Alien%20Population%20Estimate_2.pdf 2) https://www.axios.com/2024/03/02/data-biden-border-crisis-immigration-8-million-detention 17 3) ICE Data (ice.gov/detain/detention-management) and GEO 2Q24 Earnings Call *Chart based on disclosure from the National Immigration Center for Enforcement

Federal Appropriations Update • In March 2024, Congress passed an appropriations bill for fiscal year 2024, which increased funding for ICE detention to 41,500 beds from the previously funded level of 34,000 beds. • The appropriations bill also increased funding for Alternatives to Detention programs to approximately $470 million, an increase of approximately seven percent over the previously funded level of approximately $440 million. • The U.S. House of Representatives has approved its version of the Homeland st Security Appropriations bill for fiscal year 2025, which begins on October 1 . • The House bill would increase funding for ICE detention to 50,000 beds, an increase of 8,500 beds from the currently funded level of 41,500 beds, and an increase of approximately 13,000 beds from the current utilization level of 37,000 beds. • The House bill would also require the use of electronic GPS monitoring for all individuals in the non-detained docket, which is currently estimated to total more than 7 million people. • The U.S. Senate has not introduced its version of the Homeland Security Appropriations bill, and the U.S. Congress has adjourned for the August recess. • If a Homeland Security appropriations bill is not approved when Congress re- convenes in September, Congress could pass a short-term or long-term continuing resolution for fiscal year 2025. 18

U.S. Immigration and Customs Enforcement ICE Processing Center Beds Breakdown * ICE Processing Center Beds Private Sector Beds Public Sector 10% GEO Other 42% Private 58% Sector 90% * Approximations based on contract guarantee bed counts 19 Source: ICE Data (ice.gov/detain/detention-management)

U.S. Marshals Service (USMS) Stable USMS Detention Populations (2014 –2023) 70,000 63,679 63,687 61,435 60,923 61,421 60,000 55,776 55,170 51,777 51,316 50,317 50,000 40,000 30,000 ~43% Contractor 20,000 Beds 10,000 - 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Source: 2014-2021 figures are taken from the USMS FY2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.) Source: 2022 & 2023 Figures are based USMS FY2024 Performance Budget 20 (https://www.justice.gov/d9/2023-03/usms_fpd_-_fy_2024_pb_narrative_-_omb_cleared_-_3-13-2023.pdf)

Aging Public Prisons Ø Aging Public Prison Facilities are Costly and Less Safe § Public Prison Facilities have Significant Deferred Maintenance Needs Ø More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years § Close to 100,000 Public Prison Beds are 100+ Years Old Ø GEO Prison Portfolio is Significantly Younger than States where we operate § GEO Facilities have Average Age of 21 Years Avg. Age 70 65 60 50 50 49 47 50 43 39 39 39 40 36 30 21 20 10 0 Indiana Oklahoma California New Mexico Arizona Texas Virginia Georgia Michigan Florida GEO 21 Source: Bureau of Justice Statistics; State DOC Websites

Aging State and Federal Prison Infrastructure

- **The majority of Public Prison Facilities have Significant Deferred Maintenance Needs**
  - **According to a May 2023 DOJ OIG Report, the Federal Bureau of Prisons has approximately 123 facilities requiring an estimated $2 billion in maintenance costs[1]**
  - **In late 2018, it was estimated by CGL, a criminal justice consulting and construction firm, that more than 80% of U.S. state prisons are 20 years old or older, representing approximately $69 billion in replacement costs.[2]**

- **After decades of funding challenges, some states have begun to address their aging infrastructure needs with expensive prison construction projects**
  - ***New York City ($8 billion – 4,200 bed facility)[4]***
  - ***Indiana ($1.2 billion – 4,200-bed facility)[3]***
  - ***Alabama ($1 billion – 4,000-bed facility)[3]***
  - ***Fulton County, GA ($1.7 billion – 4,500-bed facility)[5]***
  - ***Nebraska ($350 million – 1,500-bed facility)[3]***

**Sources:*
1) *DOJ OIG Report on BOP Efforts to Maintain and Construct Institutions*
2) *Correctional News (September/October 2018)*
3) *Billion-dollar prisons: why the US is pouring money into new construction*
4) *As Conditions Worsen at Rikers, New Commission Revives Push to Close It*
5) *Fulton County Reconsiders New $1.7B Jail*

22

Available Beds in Inventory

Secure Services Facilities	Location	Ownership	Bed Count
D. Ray James Correctional Facility	GA	Owned	1,900
Flightline Correctional Facility	TX	Owned	1,800
North Lake Correctional Facility	MI	Owned	1,800
Big Spring Correctional Facility	TX	Owned	1,732
Rivers Correctional Facility	NC	Owned	1,450
Delaney Hall	NJ	Owned	1,054
Cheyenne Mountain Reentry Center*	CO	Owned	750
		SUBTOTAL	**10,486**
Non-Secure Reentry Facilities			
Coleman Hall**	PA	Owned	350
McFarland Female Community Reentry Facility	CA	Owned	300
Hector Garza Center	TX	Owned	139
Other Facilities	Multiple	Owned	~800
		SUBTOTAL	**1,589**

This facility is under a contract that has not yet been activated
****The company entered into a purchase and sale agreement in July 2024 for this facility which is expected to close towards the end of 2024 or beginning of 2025.***

23

Financial Overview 24

Financial Highlights Ø 2Q24 Revenue of $607.2 Million Ø 2Q24 Adjusted Net Income of $30.1 Million Ø 2Q24 Adjusted EBITDA of $119.3 Million 2Q24 2Q23 YTD2024 YTD2023 Revenue $607,185 $593,891 $1,212,857 $1,202,100 Adjusted Income $30,144 $29,154 $53,772 $57,259 Adjusted EBITDA* $119,250 $128,966 $236,893 $259,883 25 * Reconciliation of Non-GAAP measures included in GEO’s 2Q24 Earnings Release & Supplemental

Revenues by Segment FY2023 Revenue = $2.41 Billion GEO Secure GEO Care Services 28% 72% Reentry Services 10% Electronic Monitoring & Supervision Services 18% Federal 46% International 8% State 18% 26

Diversified Long-Term, High-Quality Customer Relationships Revenues By Customer (FY2023) Other Non- South Africa Residential Various Others Texas 1% 9% 3% 1% Virginia 1% ICE* Georgia 43% 1% New Jersey 1% Federal New Mexico Government 1% 62% Oklahoma 2% Indiana 2% U.S. Marshals Florida 16% 4% Arizona Australia Bureau of Prisons 5% 3% 7% Long-term relationships with top customers – 30+ Years with Federal Gov’t 27 27 * Includes ICE Alternatives to Detention-ISAP Contract

FY2024 Guidance Net Income Attributable to GEO $55 Million - $70 Million + Net Interest Expense $185 Million - $186 Million + Loss on Extinguishment of Debt, pre-tax $82 Million + Income Taxes $15 Million - $17 Million (including income tax provision on equity in earnings of affiliates) + Depreciation and Amortization $126 Million – $127 Million + Non-Cash Stock Based Compensation $16 Million - $16.5 Million + Other Non-Cash $6 Million Adjusted EBITDA $485 Million - $505 Million Net Income Attributable to GEO Per Diluted Share $0.40 - $0.51 Adjust Net Income Per Diluted Share $0.82 - $0.93 Weighted Average Common Shares Outstanding - Diluted 137 Million CAPEX Growth $10 Million - $12 Million Technology $25 Million - $30 Million Facility Maintenance $45 Million - $48 Million Capital Expenditures $80 Million - $90 Million Total Debt, Net $1.675 Billion - $1.625 Billion Total Leverage, Net * 3.4x - 3.3x 28 * Total Net Leverage is calculated using the midpoint of Adjusted EBITDA guidance range.

Environmental, Social & Governance (ESG) Overview 29

High Quality Government Contracts Ø All Investment Grade Customers Ø Required by Law to Pay on Time: 45-60 days Ø No Receivables Problems Ø Payment Schedule: Monthly Billing Ø Majority of Contracts Include Fixed Monthly Payments Ø Contract Terms: Average Length of 7-10 Years Ø Customer Retention: In Excess of 90% 30

Highly Regulated / Professional Services Ø Lengthy Contracts Specifying all Service Requirements Ø On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Ø Full-time GEO Compliance Monitors at Facilities in the U.S. Ø Independent Contract Compliance Division Reporting Directly to the CEO, which Conducts Ongoing Comprehensive Facility Audits Ø American Correctional Association Accreditation with Scores in Excess of 99% Ø National Commission on Correctional Health Care Accreditation 31

Board Oversight Nominating & Corporate Criminal Justice & Human Rights Committee Governance Committee Rehabilitation Committee • Periodic review of GEO • Annual review of Human Rights • Periodic review of GEO’s bylaws, & ESG Report Continuum of Care Code of Business Conduct and Ethics, and corporate governance • Periodic review of ESG initiatives • Periodic review of in-custody guidelines rehabilitation programs • Ongoing review of company’s • Annual review of GEO’s Political treatment of those entrusted to its • Periodic review of reentry Activities and Contributions care services and programs Policy and Report • Periodic review of GEO’s • Periodic review of post-release • Annual review of GEO’s political engagement with investors and support services contributions and lobbying external stakeholders expenditures Health Services Cyber Security & Environmental Oversight Committee Committee • Periodic reviews of GEO’s cyber • Periodic review of GEO’s security capabilities and privacy health services operations, practices, periodic review of in the U.S. and potential cyber vulnerabilities and internationally remediation measures, if needed • Periodic review of health • Risk management of services key performance cybersecurity threats indicators • Periodic review and evaluation of GEO’s environmental sustainability initiatives 32

GEO’s ESG Objectives • To implement best practices that follow recognized global Human Rights standards and respect the dignity and basic human rights of all individuals in our care. • To be the leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. • To provide quality support services that foster a safe and humane environment, deliver high-quality medical care, and adhere to independent accreditation standards. • To provide development opportunities to our workforce and to instill an organizational culture rooted in diversity, inclusion, and respect. • To advance environmental sustainability in our facilities by investing in energy conservation measures and following 33 independent Green Building certification standards.

Diversified Employer Diversity • We are proud to be a diversified employer. • Women comprise a majority of our domestic workforce and play a significant role in our leadership and management. • Across GEO, under-represented minorities account for 69% of our U.S. workforce. Employee Training • We have a robust training program for staff at all levels of the organization. • In 2023, our U.S. Secure Services division completed approximately 1 million staff training hours 34

Environmentally Responsible • GEO’s Environmental Sustainability Policy Statement is disclosed in Annual ESG Report. • GEO also provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. • New disclosures related to Sustainability Audits and Energy Improvements at select GEO facilities. • As a result of these audits, GEO will invest approximately $25 million to retrofit, modify, and upgrade lighting, water, laundry, and HVAC systems at select Secure Services facilities. As of 2022, $13 million in energy improvement projects have been completed. 35

World Class Health Care • Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. • In 2022, our Secure Services Health Care Division oversaw nearly 575,000 medical encounters, including intake health screenings, physical exams, chronic care visits, off-site consultations, sick calls, dental visits, and mental health visits. • Our facilities are highly rated by leading accreditation entities: • The American Correctional Association • The Nation Commission of Correctional Health Care 36 Source: 2022 GEO Human Rights and ESG Report

GEO Continuum of Care®: Rehabilitator of Lives • GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. • GEO Continuum of Care 2023 Milestones: • Completed approximately 4.6 million hours of rehabilitation programming • Awarded approximately 3,100 GEDs and high school equivalency degrees • Awarded over 9,200 vocational training certifications • Awarded approximately 8,100 substance abuse treatment completions Since 2016, GEO has • Achieved over 46,000 behavioral allocated approximately program completions and more than $9.6 million in grants to 36,000 individual cognitive behavioral returning citizens to sessions assist them with community needs. • Provided Post-Release support services to more than 3,100 individuals with over 700 attaining employment. 37

Appendix 38

Capital Structure (as of 2Q2024) Interest Final ($ in millions) Amount Rate Maturity Date Cash & Equivalents $ 46.3 (1) $310M Revolving Line of Credit 4 0.0 SOFR + 3.00% April 2029 Term Loan 444.4 SOFR + 5.25% April 2029 8.625% Senior Secured Notes 650.0 8.625% April 2029 (2) Other Secured Debt 40.1 Various Various Total Senior Secured Debt, net cash $ 1,128.1 10.25% Senior Unsecured Notes 625.0 10.250% April 2031 6.500% Senior Unsecured Exch. Notes 0.6 6.500% Feb 2026 Total Senior Unsecured Debt $ 625.6 Total Debt, net cash $ 1,753.7 Issuer Ratings Issuer Ratings B+ / B2 Letters of Credit $ 74.2 Secured Ratings BB / B1 Bond Ratings B / B3 Liquidity (Unused Revolver + Cash) $ 242.1 Outlook Stable / Stable (1) Subject to 0.75% SOFR floor (2) Includes Headquarters Mortgage and Finance Leases 39

Asset Value (as of 2Q2024) ($ in millions) (4) Estimated Asset Value Debt Cash and Equivalents $ 46.3 Term Loan due 2029 $ 444.4 Accounts Receivable 384.1 Senior Secured Notes 2029 650.0 (1)(2) PP&E 6,449.0 Total Secured Debt $ 1,094.4 (3) Other Non-Real Estate Assets 1,200.0 Total Asset Value $ 8,079.3 Senior Unsecured Notes 2031 625.0 Senior Unsecured Exch. Notes 0.6 Net Asset Value Total Debt $ 1,720.0 Total Assets $ 8,079.3 Recovery Ratio Total Debt 1,720.0 Secured Debt 7.4 x Net Asset Value $ 6,359.4 Total Debt 4.7 x Share Count 139.6 Net Asset Value Per Share $ 45.57 (1) Based on internal valuation of replacement cost for facilities. Secure services and youth facilities valued at $125,000 per bed; Re-entry facilities valued at $75,000 per bed (2) Cost basis for real property is $2,682 million and NBV of real property $1,800 million (3) Estimated based upon historical asset sales 40 (4) Excludes Headquarters’ Mortgage and Finance leases

Income Statement

	Q2 2024 (unaudited)	Q2 2023 (unaudited)	YTD 2024 (unaudited)	YTD 2023 (unaudited)
Revenues	$ 607,185	$ 593,891	$ 1,212,857	$ 1,202,100
Operating expenses	443,529	428,128	885,204	861,620
Depreciation and amortization	31,313	31,691	62,678	63,614
General and administrative expenses	52,198	41,692	105,268	91,826
Operating income	**80,145**	**92,380**	**159,707**	**185,040**
Interest income	1,992	1,297	4,466	2,465
Interest expense	(50,644)	(55,046)	(101,939)	(109,304)
Loss on extinguishment of debt	(82,339)	(1,618)	(82,378)	(1,754)
Gain/(loss) on asset divestitures/impairment	(2,907)	2,175	(2,907)	2,175
Income/(loss) before income taxes and equity in earnings of affiliates	**(53,753)**	**39,188**	**(23,051)**	**78,622**
Provision for/(benefit from) income taxes	(20,379)	11,153	(12,308)	23,515
Equity in earnings of affiliates, net of income tax provision	811	1,490	839	2,412
Net income/(Loss)	**(32,563)**	**29,525**	**(9,904)**	**57,519**
Less: Net loss attributable to noncontrolling interests	50	46	59	55
Net income/(loss) attributable to The GEO Group, Inc.	$ (32,513)	$ 29,571	$ (9,845)	$ 57,574
Weighted Average Common Shares Outstanding:				
Basic	130,518	122,045	125,631	121,740
Diluted	130,518	123,278	125,631	123,496
*Net income per Common Share Attributable to The GEO Group, Inc.** :*				
Basic:				
Net income/(loss) per share — basic	$ **(0.25)**	$ **0.20**	$ **(0.08)**	$ **0.39**
Diluted:				
Net income/(loss) per share — diluted	$ **(0.25)**	$ **0.20**	$ **(0.08)**	$ **0.39**

* All figures in '000s, except per share data

** In accordance with U.S. GAAP, diluted earnings per share attributable to GEO available to common stockholders is calculated under the if-converted method or the two-class method, whichever calculation results in the lowest diluted earnings per share amount, which may be lower than Adjusted Net Income Per Diluted Share.

41

Balance Sheet As of As of June 30, 2024 December 31, 2023 (unaudited) (unaudited) ASSETS Cash and cash equivalents $ 46,299 $ 93,971 Restricted cash and cash equivalents 6,240 - Accounts receivable, less allowance for doubtful accounts 384,072 390,023 Prepaid expenses and other current assets 53,802 44,511 $ Total current assets 490,413 $ 528,505 Restricted Cash and Investments 141,312 135,968 Property and Equipment, Net 1,919,541 1,944,278 Operating Lease Right-of-Use Assets, Net 95,365 102,204 Assets Held for Sale 6,080 - 8,551 8,551 Deferred Income Tax Assets Intangible Assets, Net (including goodwill) 887,235 891,085 95,491 85,815 Other Non-Current Assets Total Assets $ 3,643,988 $ 3,696,406 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable $ 76,287 $ 64,447 Accrued payroll and related taxes 64,940 64,436 Accrued expenses and other current liabilities 198,626 228,059 Operating lease liabilities, current portion 24,568 24,640 Current portion of finance lease obligations, and long-term debt 24,442 55,882 Total current liabilities $ 388,863 $ 437,464 Deferred Income Tax Liabilities 72,604 77,369 Other Non-Current Liabilities 87,869 83,643 Operating Lease Liabilities 74,924 82,114 Long-Term Debt 1,739,191 1,725,502 Total Shareholders' Equity 1,280,537 1,290,314 Total Liabilities and Shareholders' Equity $ 3,643,988 $ 3,696,406 * all figures in '000s 42